UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 27, 2004

                            CAPITAL CORP OF THE WEST
               (Exact Name of Registrant as Specified in Charter)

          California                  0-27384                    77-0147763
(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)               Number)                Identification No.)

                 550 West Main Street, Merced, California 95340
               (Address of Principal Executive Offices) (Zip Code)

                                 (209) 725-2200
              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On December 21, 2004, the Board of Directors approved a Severance Agreement ("Agreement") for five senior executive officers of Capital Corp of the West. The Agreement is a severance agreement that allows the five senior executive officers to receive certain benefits in the event there is a change in control at the Company. In addition to this Agreement, the Chief Financial Officer also receives benefits under an employment agreement that was filed as Exhibit 10.6 of the Company's 1999 Form 10-K with the SEC, on or about March 17, 2000. A copy of the Agreement approved on December 21, 2004 is contained in Exhibit 99.1 of this filing.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Exhibits

The exhibit list called for by this item is incorporated by reference to the
Exhibit Index filed as part of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Capital Corp of the West
                                                     (Registrant)

Dated: December 27, 2004                       By /s/ David A. Curtis
                                                  -------------------
                                                  David A. Curtis
                                                  Vice President and Controller

                                  Exhibit Index

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   Exhibit
   Number                                     Description
   ------                                     -----------
------------       -------------------------------------------------------------
    99.1           Severance Agreement
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